UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

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ZELTIQ Aesthetics, Inc.
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Correction to Proxy Statement Relating to Our Annual Meeting of Stockholders

June 15, 2012

To Our Stockholders:

After the filing of our Notice of Annual Meeting and Proxy Statement on May 10, 2012, it came to our attention that a footnote was inadvertently omitted from the table under the caption “Stock Ownership of Certain Beneficial Owners” appearing on page 18 of the proxy statement and, as a result, footnotes 4-6 to the table were incorrectly designated. We have revised the disclosure under the caption “Stock Ownership of Certain Beneficial Owners” appearing on page 18 and 19 of the proxy statement in its entirety, as set forth below.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON JUNE 15, 2012.

The proxy statement, this correction to proxy statement, and the 2011 Annual Report are available at

http://www.proxyvote.com

Stock Ownership of Certain Beneficial Owners

The following table shows the number of shares of our common stock beneficially owned as of December 31, 2011 by persons known by us to beneficially own more than 5% of the outstanding shares of our common stock. The information in the table is based on our review of filings with the Securities and Exchange Commission. Each person listed below has sole voting and investment power with respect to the shares beneficially owned unless otherwise stated.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Outstanding Shares(1)
Entities affiliated with Advanced Technology Ventures(2) 500 Boylston Street, Suite 1380 Boston, MA 02116	7,901,221	23.2%
Aisling Capital III, LP(3) 888 Seventh Avenue, Thirtieth Floor New York, NY 10106	4,172,742	12.3%
Frazier Healthcare V, L.P.(4) 601 Union Two Union Square, Suite 3200 Seattle, WA 98101	7,427,244	21.8%
Entities affiliated with Venrock(5) 3340 Hillview Avenue Palo Alto, CA 94304	5,230,627	15.4%
FMR LLC(6) 82 Devonshire Street Boston, MA 02109	2,426,526	7.1%

(1)	Based on 33,997,809 shares of our common stock outstanding as of December 31, 2011.
(2)	Based on a Schedule 13G filed with the SEC on February 13, 2012, by Advanced Technology Ventures VII, L.P. on its own behalf and on behalf of its affiliates identified therein. Amount includes 7,416,358 shares held by Advanced Technology Ventures VII, L.P. (“Ventures”), 297,614 shares held by Advanced Technology Ventures VII, (B), L.P. (“Ventures B”), 143,051 shares held by Advanced Technology Ventures VII (C), L.P. (“Ventures C”) and 44,198 shares held by ATV Entrepreneurs VII, L.P. (“Entrepreneurs”, and collectively with Ventures, Ventures B and Ventures C, the “ATV Funds”). The shares directly held by the ATV Funds are indirectly held by ATV Associates VII, L.L.C. (“ATV Associates”) as general partner, and each of the individual managing directors of ATV Associates. The individual managing directors (collectively, the “Managers”) of ATV Associates are Michael A. Carusi, Jean George, Steven N. Baloff, Robert C. Hower and William C. Wiberg. ATV Associates and the Managers share voting and dispositive power over the shares directly held by the ATV Funds.

(3)	Based on a Schedule 13D filed with the SEC on November 1, 2011, by Aisling Capital III, LP on its own behalf and on behalf of its affiliates identified therein. The shares directly held by Aisling Capital III, LP (“Aisling”) are indirectly held by Aisling Capital Partners III, LP (“Aisling GP”), as general partner of Aisling, Aisling Capital Partners III, LLC (“Aisling Partners”), as general partner of Aisling GP, and each of the individual managing members of Aisling Partners. The individual managing members (collectively, the “Managers”) of Aisling Partners are Dennis Purcell, Dr. Andrew Schiff and Steve Elms. Aisling GP, Aisling Partners, and the Managers share voting and dispositive power over the shares directly held by Aisling. Based on a Schedule 13G filed with the SEC on February 7, 2012, by Frazier Healthcare V, L.P. on its own behalf and on behalf of its affiliates identified therein. The general partner of Frazier Healthcare V, L.P. is a limited partnership, the general partner of which is FHM V, LLC. The members of FHM V, LLC are Dr. Every, Alan Frazier, Nader Naini, Patrick Heron, Dr. James N. Topper and Thomas Hodge. These individuals share voting and dispositive power over the shares held by Frazier Healthcare V, L.P. Effective July 11, 2011 Dr. Every resigned from our board of directors.
(4)	Based on a Schedule 13G filed with the SEC on February 7, 2012, by Frazier Healthcare V, L.P. on its own behalf and on behalf of its affiliates identified therein. The general partner of Frazier Healthcare V, L.P. is FHM V, L.P., the general partner of which is FHM V, L.L.C.
(5)	Based on a Schedule 13G filed with the SEC on February 14, 2012, by Venrock Associates V, L.P. on its own behalf and on behalf of its affiliates identified therein. Amount includes 4,719,597 shares held by Venrock Associates V, L.P. (“VA5”), 110,888 shares held by Venrock Entrepreneurs Fund V, L.P. (“VEF5”) and 400,142 shares held by Venrock Partners V, L.P. (“VP5”, and collectively with VA5 and VEF5, the “Venrock Funds”). No individual person or entity has the unilateral ability to cause or block the voting or disposition of any Venrock-associated entity described in this footnote. Venrock Management V, LLC (“VM5”), VEF Management V, LLC (“VEFM5”) and Venrock Partners Management V, LLC (“VPM5”) are the sole general partners of VA5, VEF5 and VP5, respectively. Brian D. Ascher, Michael C. Brooks, Anthony B. Evnin, Anders D. Hove, Bryan E. Roberts, Ray A. Rothrock, and Michael F. Tyrrell are the members of each of VM5, VEFM5, and VPM5 and share voting and dispositive power over the shares held by VA5, VEF5 and VP5. Bryan Roberts, a member of each of VM5, VEFM5 and VPM5, is a member of our Board of Directors and may be deemed to beneficially own all shares held by VM5, VEFM5 and VPM5.
(6)	Based on a Schedule 13G filed with the SEC on February 14, 2012, by FMR LLC and Edward C. Johnson 3d. Edward C. Johnson 3d, Chairman of FMR LLC, and FMR LLC, through its control of Fidelity Management & Research Company (“Fidelity”) have sole voting power over none of the shares and sole dispositive power over all of the shares. Fidelity, a wholly-owned subsidiary of FMR LLC and an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, is the beneficial owner of such shares as a result of acting as investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940. Pursuant to the schedule, (i) members of the family of Edward C. Johnson 3d, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC; (ii) the Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares and that, accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC; and (iii) neither FMR LLC nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees and that Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees.